UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):             July 23, 2010

XL GROUP

Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	1-10804	98-0665416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
No. 1 Hatch Street Upper, 4th Floor, Dublin, Ireland	2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 (1) 405-2033

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On July 27, 2010, the Company announced that G. Thompson Hutton has decided to retire from the Board of Directors, effective as of July 23, 2010. A press release announcing Mr. Hutton’s retirement is filed as exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release (“G. Thompson Hutton to Retire from XL Group plc Board of Directors”) dated July 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2010

XL Group plc

By:	/s/Kirstin R. Gould
Name:	Kirstin R. Gould
Title:	General Counsel and Secretary